UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005

                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)


             Maryland                 000-49806              04-3639825
 ---------------------------------   -----------         -------------------
   (State or other jurisdiction      Commission           (I.R.S. Employer
 of incorporation or organization)   File Number         Identification No.)


                610 Bay Blvd.
           Chula Vista, California                      91910
  ----------------------------------------            ---------
  (Address of principal executive offices)            (Zip code)


                                 (619) 691-9741
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS
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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
-----------------------------------------------------------------------
Fiscal Year
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Item 9.01. Financial Statements and Exhibits
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SIGNATURES
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Index to Exhibits
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Amended and Restated Bylaws
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Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

     On January 25, 2005, the Board of Directors of First PacTrust Bancorp, Inc. (the "Company") approved an amendment to its bylaws, effective immediately, to remove Section 2.11(a), which had read as follows:

(a) In order to qualify to stand for election or to continue to serve as a director, a person must have his or her principal residence in any county in which the Corporation or any of its subsidiaries has an office.


Item 9.01.   Financial Statements and Exhibits.

   (c) Exhibits


       99.1 Amended and Restated Bylaws, dated January 26, 2005, of First PacTrust Bancorp, Inc.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST PACTRUST BANCORP, INC.

Date: January 26, 2005                         /s/ James P. Sheehy
                                               ---------------------------------

                                               James P. Sheehy
                                               Executive Vice President
                                               Secretary and Treasurer




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                                Index to Exhibits



Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1 Amended and Restated Bylaws, dated January 26, 2005, of First PacTrust Bancorp, Inc.




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